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                                                                    EXHIBIT 99.1



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with Amendment Number 1 to the Annual Report on Form 10-K/A for the period ended December 31, 2002, of Synagro Technologies, Inc. (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ross M. Patten, certify that, to the best of my knowledge, the Report fairly presents, in all material respects, the financial condition and results of operations of the Company and that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

                                               /s/ Ross M. Patten
                                               ------------------------------
                                               Ross M. Patten,
                                               Chief Executive Officer
                                               April 14, 2003